UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-k

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2006 (December 1, 2006)

Wentworth II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-52040	84-1581779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

936A Beachland Blvd., Suite 13, Vero Beach, FL 32963

(Address of principal executive offices)

Registrant’s telephone number, including area code (772) 231-7544

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFP 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 1, 2006, Wentworth II, Inc. (the “Company”) commenced a private placement (the “Offering”) of shares (the “Shares”) of its common stock, par value $.01 per share (the “Common Stock”), on a best efforts basis with the assistance of a placement agent, with expected gross proceeds of between $100,000 and $200,000. The Company is offering a minimum of 200,000 Shares (the “Minimum Offering”) and a maximum of 400,000 Shares (the “Maximum Offering”), at a per share price of $.50. The minimum investment is 2,000 Shares or $1,000; however, the Company may accept subscriptions for smaller amounts at its discretion. The offering period during which the Company will accept subscriptions to purchase Shares (the “Offering Period”) commenced on December 1, 2006 and will continue until the earliest of: (i) the sale of the number of Shares constituting the Maximum Offering; (ii) 60 days from December 1, 2006 (subject to extension by the Company and XXX for an additional 30 days); and (iii) the termination of the Offering Period by the Company. The Company plans to use the net proceeds of the Offering as working capital and as potential capital to be utilized by a company with which the Company may complete a business combination. In connection with the Offering, the Company is expected to agree, subject to certain terms and conditions, to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the resale of the Shares.

The Shares are expected to be issued to accredited investors under an exemption from the registration requirements of the Securities Act, and any purchasers would be prohibited from offering or selling the Shares purchased in the Offering in the absence of an effective registration statement or an applicable exemption from registration requirements.

In connection with the Offering, on December 1, 2006, the Company engaged a placement agent, pursuant to a placement agency agreement (the “Placement Agency Agreement”), a copy of which is attached hereto as Exhibit 10.1.

This Current Report on Form 8-K is issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Placement Agency Agreement dated December 1, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENTWORTH II, INC.

Date: December 5, 2006	By:	/s/ Kevin R. Keating
Name: Kevin R. Keating
Title: President